                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D. C.  20549


                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                          the Securities Act of 1934


      Date of Report (Date of earliest event reported): February 2, 1999



                            MOHAWK INDUSTRIES, INC.
             ----------------------------------------------------
            (Exact name of registrant as specified in its charter)



   Delaware                         01-19826                      52-1604305
---------------              -----------------------         -------------------
(State or other              (Commission File Number)           (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)



              160 South Industrial Blvd., Calhoun, Georgia  30701
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         (Address, including zip code, of principal executive offices)



                                (706) 629-7721
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             (Registrant's telephone number, including area code)
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Item 5.   Other Events
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          On January 28, 1999, Mohawk Industries, Inc. ("Mohawk") amended and restated its Credit Agreement with First Union National Bank and Wachovia Bank, N.A. The amended and restated Credit Agreement is filed as Exhibit 99.1 hereto and incorporated herein by reference.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
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       C. Exhibits

          99.1 Fourth Amended and Restated Credit Agreement dated as of January 28, 1999 among Mohawk Industries, Inc., First Union National Bank and Wachovia Bank, N.A.
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Mohawk Industries, Inc.



Date: February 2, 1999                  By: /s/  Frank H. Boykin
                                            ------------------------------------
                                            Frank H. Boykin
                                            Corporate Controller
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                               INDEX TO EXHIBITS
                               -----------------


     Exhibit
     -------

          99.1 Fourth Amended and Restated Credit Agreement dated as of January 28, 1999 among Mohawk Industries, Inc., First Union National Bank and Wachovia Bank, N.A.